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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: June 6, 2002


                         Alloy Steel International, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      000-32875           98-0233941
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(State or other jurisdiction          (Commission         (IRS Employer
       of incorporation)             File Number)        Identification No.)



42 Mercantile Way Malaga
P.O. Box 3087 Malaga DC 6945
(Address of principal executive offices)


Registrant's telephone number, including area code:  61 8 9248 3188
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Item 5.  Other Events and Regulation FD Disclosure

Alloy Steel International Inc (AYSI) advises that all resolutions (as contained in the companies notice of meeting) were passed unanimously at the Annual General Meeting held Tuesday 4th June

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ALLOY STEEL INTERNATIONAL, INC.

Date:  June 6, 2002                      By: /s/ Alan Winduss
                                            --------------------------------
                                            Name:  Alan Winduss
                                            Its:  Chief Financial Officer